                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 6, 2002

                              DELTA AIR LINES, INC.

             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                              1-5424                            58-0218548
------------------------------------- ----------------------------------- -----------------------------------
    (State or other jurisdiction           (Commission File Number)                 (IRS Employer
         of incorporation)                                                       Identification No.)



        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
        ----------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------



                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee of the Board of Directors of Delta Air Lines, Inc. annually considers and recommends to the Board the selection of Delta's independent public accountants. As recommended by Delta's Audit Committee, Delta's Board of Directors on March 6, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as Delta's independent public accountants and engaged Deloitte & Touche LLP to serve as Delta's independent public accountants for 2002. The appointment of Deloitte & Touche is subject to ratification by Delta's shareowners at the 2002 annual meeting scheduled for April 26, 2002.

         Andersen's reports on Delta's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on Delta's consolidated financial statements for 2001 has not yet been issued, but is expected to be issued on an unqualified basis later this month in conjunction with the publication of Delta's Annual Report to Shareowners and the filing of Delta's Annual Report on Form 10-K.

         During Delta's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Delta's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         Delta provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 7, 2002, stating its agreement with such statements.

         During Delta's two most recent fiscal years and through the date of this Form 8-K, Delta did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Delta's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits.  The following exhibits are filed with this documents.


Exhibit
Number                     Description
-------                    -----------
16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated March 7, 2002

99.1                       Press Release dated March 7, 2002



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELTA AIR LINES, INC.


                                     BY:   /s/ Edward H. Bastian
                                           -----------------------------------
                                           Edward H. Bastian
                                           Senior Vice President - Finance and
                                           Controller

Dated:  March 7, 2002


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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated March 7, 2002

99.1                       Press Release dated March 7, 2002